Investor Presentation June 2017 Exhibit 99.01

Disclaimers This presentation contains forward-looking statements within the meaning of federal securities laws. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other forward-looking information. You can identify forward-looking statements by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “project,” “could,” “may,” “should,” “would,” “will,” “targeting” or other similar expressions that convey the uncertainty of future events or outcomes. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Partnership’s control and are difficult to predict. These statements are often based upon various assumptions, many of which are based, in turn, upon further assumptions, including examination of historical operating trends made by the management of the Partnership. Although the Partnership believes that these assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond its control, the Partnership cannot give assurance that it will achieve or accomplish these expectations, beliefs or intentions. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in the Partnership’s filings with the SEC, including the Partnership’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and our other reports available on the Partnership’s website at www.valeroenergypartners.com. These risks could cause the Partnership’s actual results to differ materially from those contained in any forward-looking statement. This presentation includes non-GAAP financial measures. Our reconciliations of non-GAAP financial measures to GAAP financial measures are located at the end of this presentation. These non-GAAP financial measures should not be considered as an alternative to GAAP financial measures.

Who We Are Sponsored by Premier Independent Refiner, Valero Valero (NYSE:VLO) is general partner and majority owner of Valero Energy Partners LP (NYSE: VLP) $28 billion market capitalization(2) VLP’s assets are integrated with VLO’s refining system Growth Oriented Master Limited Partnership Liquids focused logistics assets Approximately 1 million(1) BPD of pipeline throughput 2.7 million(1) BPD of terminaling throughput 100% fee-based revenues Vehicle to fund logistics growth at VLO $3 billion market capitalization(2) (1) For the three months ended Mar 31, 2017. (2) As of Jun 1, 2017, VLO at $62.12 per share and VLP at $45.36 per unit.

Current Macro Environment Forecasted world GDP growth Product shortages in Mexico, Central and South America, Europe, Africa, and Eastern Canada Healthy product demand in lower price environment SUPPLY DEMAND Macro environment themes represent industry consultant views. REGULATORY AND GEOPOLITICAL Abundant global supply of crude oil and natural gas OPEC cuts are compressing crude quality discounts North American logistics build out added efficiency and removed Mid-Continent bottlenecks Positive outlook on fundamentals for Valero and refining should drive higher utilization of VLP assets. U.S. legislative reform remains uncertain U.S. regulatory landscape continues to evolve Emerging global developments

Our Strategic Vision Maintain safe and environmentally responsible operations ` Generate stable, predictable cash flows, avoiding commodity price risks and protecting revenues with minimum volume commitments (MVCs) and long-term agreements… Demonstrate financial discipline by maintaining a strong balance sheet, healthy distribution coverage and investment grade credit rating Maintain top tier growth profile, targeting organic growth and logistics deals that support Valero’s core business or provide third party revenue

Growth-Oriented Logistics MLP with Diversified Portfolio

Long Term Agreements Provide Stable and Predictable Cash Flows Transportation and terminal services agreements have 10 year initial terms and five year renewal terms Approximately 85% of revenues supported by MVCs No direct commodity price exposure

Grow VLP primarily through drop downs from VLO Target organic growth opportunities that are strategic to VLO’s core business or that provide third party revenue Grow annual distributions at target rates of 25% through 2017 and at least 20% for 2018 Executing from a Position of Fundamental Strength Strategy & Financial Highlights See slides 21 – 24 for non-GAAP disclosures. * This is the minimum quarterly distribution (MQD). The actual distribution was smaller as it was prorated for the period of Dec 16 – 31. (1) Annualized using 1Q17 EBITDA. Maintain investment grade credit rating 101% increase in quarterly cash distribution over MQD Grew annualized EBITDA attributable to the Partnership to more than $314 million(1), or over 400% since our IPO

Retained distributable cash flow Available to fund growth through acquisitions and organic projects Strong coverage allows for distribution growth without acquisitions through 2017 Sponsor provided seller-financing for acquisitions $555 MM of subordinated loans $255 MM of equity issued Debt and equity markets ATM program, approximately $305 MM of capacity remains at Mar 31, 2017 Private placement, as well as public offerings, could be considered Investment grade credit ratings VLP’s Strong Financial Position Provides Flexibility for Growth Flexible Funding Options for Growth

Investing $35 Million in Organic Growth in 2017 Diamond Green Diesel (DGD) logistics assets at the St. Charles Terminal Rail loading facility completed in 2Q17 180,000 barrel storage tank expected to be complete in 4Q17 Supported by a long-term, fee based contract through June 2033 $20 MM estimated total project cost Port Arthur Products System (PAPS) 320,000 barrel storage tank expected to be complete in 4Q17 Increases storage capacity in our Port Arthur products system $13 MM estimated project cost Corpus Christi terminals Improvements aimed at increasing gasoline segregation and blending capabilities Start up expected in 4Q17 $6 MM estimated project cost Projects in Execution Phase

VLO Continues to Invest in MLP Eligible Midstream Assets Diamond Pipeline 440 miles of 20-inch pipe (200 MBPD capacity) connecting Memphis to Cushing Project is on track for completion in 4Q17 Provides supply flexibility and ability to improve VLO’s crude supply Approximately $460 MM of project cost for Valero’s 50% share

Approximately $1 Billion of Estimated MLP Eligible EBITDA(1) Inventory at VLO Racks, Terminals, and Storage(2) Over 70 million barrels of active shell capacity for crude oil and products 139 truck rack bays Rail Approximately 5,250 purchased railcars, expected to serve long-term needs of ethanol, asphalt, aromatics, and other products Pipelines(2) Over 1,200 miles of active pipelines 440-mile Diamond Pipeline from Cushing to Memphis expected to start up in 4Q17 Marine(2) 51 docks Two Panamax class vessels (joint venture) Wholesale Fuels Marketing Approximately 800 MBPD fuels distribution volume (1)Estimate as of May 31, 2017. We are unable to provide a reconciliation of this forward-looking estimate of non-GAAP EBITDA because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events which may be uncertain or outside of our control, including with respect to unknown financing terms, acquisition timing, unanticipated acquisition costs, negotiation of acquisition terms, and other potential variables. Accordingly, a reconciliation is not available without unreasonable effort. (2)Includes assets that have other joint venture or minority interests. Does not include ethanol assets.

Outperformed Peers(1) and AMZ(2) Since Our IPO VLP67% AMZ-19% (1) Peer group includes MPLX, PSXP, and TLLP. (2) Alerian MLP Index (NYSE: AMZ) includes peers MPLX, PSXP, TLLP, and 39 other MLPs such as EPD, ETP, MMP, PAA, WPZ, OKS, and WES. (3) Total stockholder return (TSR) from Dec 13, 2013, through Jun 22, 2017. TSR includes stock price appreciation and dividends paid.

Appendix Contents Topic Pages Organizational Structure 15 VLP’s Acquisitions 16 – 19 Map of Valero’s Assets 20 Non-GAAP Reconciliations 21 – 24 IR Contacts 25

Organizational Structure(1) Valero Energy Corporation (NYSE: VLO) A wholly owned subsidiary of Valero Energy Corporation Common Units Valero Energy Partners GP LLC (our General Partner) General Partner Units Incentive Distribution Rights Valero Energy Partners LP (NYSE: VLP) (the Partnership) Valero Partners Operating Co. LLC 65.7% limited partner interest 100.0% ownership interest 100.0% ownership interest 2.0% general partner interest Public Unitholders Common Units 100.0% ownership interest Operating Subsidiaries 32.3% public interest 100.0% ownership interest (1) As of Mar 31, 2017.

IPO Assets and Texas Crude Systems Business Texas Crude Systems Business (7-1-14) Pipelines, truck unloading sites, and storage supporting VLO’s McKee, Three Rivers, and Ardmore refineries McKee system includes 72 MBPD of throughput capacity and 240,000 barrels of storage for crude oil Three Rivers system includes 11 truck unloading sites and three 110 MBPD crude oil pipelines Wynnewood system includes 90 MBPD of throughput capacity and 180,000 barrels of storage for products IPO Assets (12-16-13) Port Arthur systems Lucas crude with 1.9 million barrels of storage and two crude oil pipelines Port Arthur products with 2.0 million barrels of storage and three products pipelines McKee products 33 ⅓% undivided interest in El Paso pipeline and terminal Allocable capacities of 21 MBPD for El Paso pipeline and 166,000 barrels for storage Memphis systems Collierville crude with 1.3 million barrels storage and 210 MBPD pipeline Memphis products with two pipelines, refinery truck rack, and West Memphis terminal (1.1 million barrels storage)

Houston, St. Charles, and Corpus Christi Terminals Corpus Christi (10-1-15) Crude oil, intermediates, and refined products terminaling services supporting VLO’s Corpus Christi East and West refineries 10.1 million barrels of storage on Corpus Christi ship channel Houston and St. Charles (3-1-15) Crude oil, intermediates, and refined products terminaling services supporting VLO’s Houston and St. Charles refineries 3.6 million barrels of storage on Houston ship channel 10 million barrels of storage on Mississippi River

McKee, Meraux and Three Rivers Terminals Meraux and Three Rivers Terminals (9-1-16) Crude oil, intermediates, and products storage capacity supporting VLO’s Meraux and Three Rivers refineries 6.2 million barrels of storage capacity McKee Terminal (4-1-16) Crude oil, intermediates, and products storage capacity supporting VLO’s McKee refinery 4.4 million barrels of storage capacity

Red River Pipeline Red River Pipeline (1-18-17) 40% undivided interest in Hewitt segment of Red River Pipeline supporting VLO’s Ardmore refinery with a connection from Hewitt to Wasson 138 miles of newly constructed 16-inch crude oil pipeline with 150,000 barrels per day of capacity Two 150,000 barrel capacity storage tanks at Hewitt Station that are 100% dedicated to VLP Long term contract with MVC that protects over 90% of forecasted revenue

Valero’s Strong Presence in Advantaged U.S. Gulf Coast and Mid-Continent

VLP Non-GAAP Disclosures: EBITDA, Distributable Cash Flow, and Debt-to-EBITDA VLP defines EBITDA as net income before income tax expense, interest expense, and depreciation expense. VLP defines distributable cash flow as EBITDA less (i) EBITDA attributable to its Predecessor and cash payments during the period for interest, income taxes, and maintenance capital expenditures; plus (ii) adjustments related to minimum throughput commitments, capital projects prefunded by Valero, and certain other items. EBITDA and distributable cash flow are supplemental financial measures that are not defined under GAAP. They may be used by management and external users of our financial statements, such as industry analysts, investors, lenders, and rating agencies, to: describe VLP’s expectation of forecasted earnings; assess VLP’s operating performance as compared to other publicly traded limited partnerships in the transportation and logistics industry, without regard to historical cost basis or, in the case of EBITDA, financing methods; assess the ability of VLP’s business to generate sufficient cash to support its decision to make distributions to its unitholders; assess VLP’s ability to incur and service debt and fund capital expenditures; and assess the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. VLP believes that the presentation of EBITDA provides useful information to investors in assessing its financial condition and results of operations. The GAAP measures most directly comparable to EBITDA are net income and net cash provided by operating activities. EBITDA should not be considered an alternative to net income or net cash provided by operating activities presented in accordance with GAAP. EBITDA has important limitations as an analytical tool because it excludes some, but not all, items that affect net income or net cash provided by operating activities. EBITDA should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Additionally, because EBITDA may be defined differently by other companies in our industry, VLP’s definition of EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

VLP Non-GAAP Disclosures: EBITDA, Distributable Cash Flow, and Debt-to-EBITDA (continued) VLP uses distributable cash flow to measure whether it has generated from its operations, or “earned,” an amount of cash sufficient to support the payment of the minimum quarterly distributions. VLP’s partnership agreement contains the concept of “operating surplus” to determine whether VLP’s operations are generating sufficient cash to support the distributions that it is paying, as opposed to returning capital to VLP’s partners. Because operating surplus is a cumulative concept (measured from VLP’s IPO date and compared to cumulative distributions from the IPO date), VLP uses the term distributable cash flow to approximate operating surplus on a quarterly or annual, rather than a cumulative, basis. As a result, distributable cash flow is not necessarily indicative of the actual cash VLP has on hand to distribute or that it is required to distribute. The debt-to-EBITDA ratio is the total debt and capital lease obligations divided by adjusted pro forma EBITDA for the trailing 12 month period. VLP believes that the presentation of debt-to-EBITDA provides useful information to investors to assess its ability to incur and service debt.

VLP Non-GAAP Disclosures: Debt-to-EBITDA VALERO ENERGY PARTNERS LP RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS REPORTED UNDER U.S. GAAP (Unaudited, in Thousands, Except Ratio Amount) Mar 31, 2017 Numerator: Total debt and capital lease obligations $895,057 Three Months Ended Mar 31, 2016 Year Ended Dec 31, 2016 Three Months Ended Mar 31, 2017 Denominator: Net income $35,780 $188,831 $58,137 Plus: Depreciation expense 11,512 45,965 11,775 Plus: Interest and debt expense, net of capitalized interest 2,659 14,915 8,289 Plus: Income tax expense 242 1,112 304 EBITDA 50,193 250,823 78,505 Less: EBITDA attributable to Predecessor (5,394) (11,492) — EBITDA attributable to Partnership $55,587 $262,315 $78,505 12 Months Ended Mar 31, 2017 EBITDA attributable to Partnership for 12 months ended Mar 31, 2017: Sum of EBITDA for three months ended Mar 31, 2017 and year ended December 31, 2016 less EBITDA for three months ended Mar 30, 2016 $285,233 Pro forma EBITDA adjustments: Plus: Sep 1, 2016 – Meraux and Three Rivers Terminal Services ($38,600 x 5/12 months) 16,083 Plus: Jan 18, 2017 – Red River Pipeline ($7,000 x 9.6/12 months) 5,600 Adjusted pro forma EBITDA $306,916 Debt-to-EBITDA ratio ($895,057 / $306,916): 2.9x

4Q2013 1Q2014 2Q2014 3Q2014 4Q2014 1Q2015 2Q2015 3Q2015 4Q2015 1Q2016 2Q2016 3Q2016 4Q2016 1Q2017 Net income ($6,900) ($8,280) ($6,929) ($7,934) ($10,218) ($269) $19,161 $15,625 $36,795 $35,780 $44,545 $48,707 $59,799 $58,137 Plus: Depreciation expense 8,958 8,319 8,632 10,398 10,560 10,364 10,578 13,760 10,976 11,512 11,821 11,319 11,313 11,775 Plus: Interest and debt expense, net of capitalized interest 59 228 221 214 209 601 1,411 1,353 2,748 2,659 3,251 3,672 5,333 8,289 Plus: Income tax expense (benefit) (300) 157 150 129 112 (126) (51) 115 313 242 303 235 332 304 EBITDA 1,817 424 2,074 2,807 663 10,570 31,099 30,853 50,832 50,193 59,920 63,933 76,777 78,505 Less: EBITDA attributable to Predecessor (786) (13,434) (13,491) (19,397) (23,078) (17,240) (11,638) (12,727) (6,047) (5,394) (3,703) (2,395) — — EBITDA attributable to Partnership 2,603 13,858 15,565 22,204 23,741 27,810 42,737 43,580 56,879 55,587 63,623 66,328 76,777 78,505 Plus: Adjustments related to minimum throughput commitments — 32 475 (235) (164) (20) 24 — 18 14 221 865 393 (897) Plus: Projects prefunded by Valero — 775 853 418 865 589 — — — — — — — — Plus: Other — — — — — 384 — — — — — — — — Less: Cash interest paid 22 236 229 221 213 172 1,406 1,374 2,415 2,502 2,982 3,204 5,185 1,908 Less: Income taxes paid — — 9 — — — 441 — — — 496 — 9 — Less: Maintenance capital expenditures — 864 1,005 1,035 1,623 1,139 863 326 1,621 2,002 1,518 2,239 3,964 2,038 Distributable cash flow $2,581 $13,565 $15,650 $21,131 $22,606 $27,452 $40,051 $41,880 $52,861 $51,097 $58,848 $61,750 $68,012 73,662 VLP Non-GAAP Disclosures: Quarterly EBITDA and Distributable Cash Flow VALERO ENERGY PARTNERS LP RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS REPORTED UNDER U.S. GAAP (Unaudited, in Thousands) The statement of income data has been retrospectively adjusted to include the historical results of operations of the businesses acquired from Valero for periods prior to their dates of acquisition.

IR Contacts For more information, please contact: John Locke Vice President, Investor Relations 210.345.3077 john.locke@valero.com Karen Ngo Senior Manager, Investor Relations 210.345.4574 karen.ngo@valero.com Tom Mahrer Manager, Investor Relations 210.345.1953 tom.mahrer@valero.com